Exhibit 10.63

EXECUTION COPY

CONSENT AND WAIVER dated as of April 13, 2006 (this “Consent”), relating to the Credit Agreement dated as of April 22, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DELTEK SYSTEMS, INC., a Virginia corporation (the “Borrower”), the Lenders party thereto and CREDIT SUISSE (formerly known as Credit Suisse First Boston), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower has not furnished to the Administrative Agent, as required by Sections 5.04(a) and 5.04 (c) of the Credit Agreement, its consolidated financial statements with respect to the year ended December 31,2005, accompanied by the audit opinion and accountants’ certificate required by such Sections (collectively, the “Financial Statements and Certificates”) and has not made any mandatory prepayment required by Section 2.13(d) of the Credit Agreement (the “2005 Excess Cash Flow Payment”).

C. Further, the Borrower has informed the Administrative Agent that it intends to make an interest payment in cash in respect of the Shareholder Notes in an aggregate amount of approximately $8,000,000 (the “Shareholder Notes Interest Payment”). Additionally, the Borrower has informed the Administrative Agent that it intends to refinance all of its outstanding Shareholder Notes (the “Shareholder Notes Refinancing”) with the proceeds of Incremental Term Loans to be made pursuant to an Incremental Term Loan Assumption Agreement in accordance with Section 2.24 of the Credit Agreement.

D. The Borrower has requested that the Requisite Lenders (as defined below) (i) waive, until May 15, 2006, (A) compliance by the Borrower with Sections 5.04(a) and 5.04(c) of the Credit Agreement and (B) any Default or Event of Default that may have arisen solely as a result of the failure of the Borrower to deliver to the Administrative Agent the Financial Statements and Certificates, (ii) waive (A) compliance by the Borrower with Section 2.13(d) of the Credit Agreement solely with respect to the 2005 Excess Cash Flow Payment and (B) any Default or Event of Default that may have arisen solely as a result of the failure of the Borrower to make the 2005 Excess Cash Flow Payment and (iii) consent to the making of the Shareholder Notes Interest Payment on or after the earlier to occur of (x) the date of the consummation of the Shareholder Notes Refinancing and (y) May 15, 2006 (such earlier date, the “Shareholder Notes Interest Payment Date”).

E. The Requisite Lenders are willing so to consent and to grant such waivers on the terms and subject to the conditions set forth herein.

F. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Consent. The Requisite hereby (a) consent to the making of the Shareholder Notes Interest Payment on the terms described above on or after the Shareholder Notes Interest Payment Date, and (b) waive compliance by the Borrower with the provisions of Sections 6.09(b) and 6.09(c) of the Credit Agreement to the extent (but only to the extent) necessary to permit the making of the Shareholder Notes Interest Payment on or after the Shareholder Notes Interest Payment Date.

SECTION 2. Waivers. (a) Pursuant to Section 9.08(b) of the Credit Agreement, the Requisite Lenders hereby waive:

(i) subject to clause (c) below, (A) compliance by the Borrower with Sections 5.04(a) and 5.04(c) of the Credit Agreement and (B) any Default or Event of Default that may have arisen solely as a result of the failure of the Borrower to deliver to the Administrative Agent the Financial Statements and Certificate; and

(ii) (A) compliance by the Borrower with Section 2.13(d) of the Credit Agreement (solely with respect to the 2005 Excess Cash Flow Payment) and (B) any Default or Event of Default that may have arisen solely as a result of the failure of the Borrower to make the 2005 Excess Cash Flow Payment.

(b) In no way shall the waivers set forth in clause (a)(i) above be deemed to be a waiver of any matter disclosed in the Financial Statements and Certificates upon delivery thereof.

(c) The waivers set forth in clause (a)(i) above shall remain in effect through and including May 15, 2006, after which time such waivers shall automatically terminate and be of no further force or effect, and all rights and remedies with respect to the matters set forth in clause (a)(i) hereof of the Administrative Agent, the Collateral Agent and the Lenders under the Credit Agreement and any other Loan Document shall, without any further action by any person, automatically be reinstated as if such waivers set forth in clause (a)(i) hereof had not become effective.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Consent, the Borrower represents and warrants to each of the Lenders, the Administrative Agent and the Issuing Bank that, alter giving effect to this Consent, (a) the representations and warranties set forth in Article Ill of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Consent shall become effective as of the date set forth above on the date that the Administrative Agent shall have received counterparts of this Consent that, when taken together, bear the signatures of (a) the Borrower, (b) the Required Lenders and (c) Term Lenders holding a majority of the aggregate principal amount of outstanding Term Loans (the Lenders described in clauses (b) and (c) being referred to herein as “Requisite Lender”).

SECTION 5. Effect of Consent, Waiver and Agreement. Except as expressly set forth herein, this Consent shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Collateral

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Agent, the Lenders or the Issuing Bank under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Consent shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Counterparts. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Consent by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7. Applicable Law. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings. The headings of this Consent are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Consent, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 10. Acknowledgment of Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Consent.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their duly authorized officers, all as of the date and year first above written.

DELTEK SYSTEMS, INC.,

By	/s/ KEVIN T. PARKER
Name:	KEVIN T. PARKER
Title:	PRESIDENT & CEO

DELTEK SYSTEMS (PHILIPPINES), LTD.

By:	/s/ BABETTE J. ALLER
Name:	BABETTE J. ALLER
Title:	SECRETARY

DELTEK SYSTEMS (COLORADO) INC.,

By	/s/ BABETTE J. ALLER
Name:	BABETTE J. ALLER
Title:	SECRETARY

WST CORPORATION,

By	/s/ BABETTE J. ALLER
Name	BABETTE J. ALLER
Title:	SECRETARY

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch), individually and as Administrative Agent,

By
Name:
Title:

By
Name:
Title:

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their duly authorized officers, all as of the date and year first above written.

DELTEK SYSTEMS, INC.,

By
Name:
Title:

DELTEK SYSTEMS (PHILIPPINES), LTD.

By
Name:
Title:

DELTEK SYSTEMS (COLORADO) INC.,

By
Name:
Title:

WST CORPORATION,

By
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch), individually and as Administrative Agent,

By:	/s/ JAMES MORAN
Name:	JAMES MORAN
Title:	MANAGING DIRECTOR

By:	/s/ BENISE L. ALVAREZ
Name:	BENISE L. ALVAREZ
Title:	ASSOCIATE

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SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005 AS AMENDED

Name of Lender: JPMORGAN CHASE BANK, N.A.

By:	/s/ Christophe Vohmenn
Name:	Christophe Vohmenn
Title:	Vice President

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005 AS AMENDED

Name of Lender: Sun Trust Bank

By:	/s/ Brian Haggerty
Name:	Brian Haggerty
Title:	Senior Vice President

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005 AS AMENDED

Name of Lender:	Wachovia Bank, N.A.

	By:	/s/ Robert Savin
	Name:	Robert Savin
	Title:	Director

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005 AS AMENDED

Name of Lender:	BABSON CLO LTD 2004-I BABSON CLO LTD 2004-II BABSON CLO LTD 2005-I By: Babson Capital Management LLC as Collateral Manager

	By:	/s/ Kent Collier
	Name:	Kent Collier
	Title:	Associate Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser

	By:	/s/ Kent Collier
	Name:	Kent Collier
	Title:	Associate Director

BILL & MELINDA GATES FOUNDATION By: Babson Capital Management LLC as Investment Adviser

	By:	/s/ Kent Collier
	Name:	Kent Collier
	Title:	Associate Director

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005 AS AMENDED

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

	By:	/s/ JEFFREY HAWKINS
	Name:	JEFFREY HAWKINS
	Title:	SENIOR VICE PRESIDENT

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005 AS AMENDED

Name of Lender:	Sankaty Advisors, Inc., as Collateral Manager for Breast Point CBO 1999-1 LTD., as Term Lender

	By:	/s/ JEFFREY HAWKINS
	Name:	JEFFREY HAWKINS
	Title:	SENIOR VICE PRESIDENT

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005 AS AMENDED

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

	By:	/s/ JEFFREY HAWKINS
	Name:	JEFFREY HAWKINS
	Title:	SENIOR VICE PRESIDENT

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005 AS AMENDED

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender

	By:	/s/ JEFFREY HAWKINS
	Name:	JEFFREY HAWKINS
	Title:	SENIOR VICE PRESIDENT

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005 AS AMENDED

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

	By:	/s/ JEFFREY HAWKINS
	Name:	JEFFREY HAWKINS
	Title:	SENIOR VICE PRESIDENT

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005 AS AMENDED

Name of Lender:	HARBOUR TOWN FUNDING LLC

	By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender

By:	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	SENIOR VICE PRESIDENT

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	SENIOR VICE PRESIDENT

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ JEFFREY HAWKINS
Name:	JEFFREY HAWKINS
Title:	SENIOR VICE PRESIDENT

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005 AS AMENDED

Hewett’s Island CLO III, Ltd.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ ROBERT E. WEEDEN
Name:	ROBERT E. WEEDEN
Title:	Managing Director

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006 RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

By:	/s/ JOHN P. THACKER
Name:	JOHN P. THACKER
Title:	CHIEF CREDIT OFFICER

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006, RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

By	/s/ JOHN E. THACKER
Name:	JOHN E. THACKER
Title:	CHIEF CREDIT OFFICER

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006, RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

	By:	/s/ JOHN E. THACKER
	Name:	JOHN E. THACKER
	Title:	CHIEF CREDIT OFFICER

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006, RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:

FOUR CORNERS CLO 2005-I, LTD., is Lender
By: Four Corners Capital Management LLC, As Collateral Manager

/s/ DEAN VALENTINE
DEAN VALENTINE
Vice President

FORTRESS PORTFOLIO TRUST., as Lender
By: Four Corners Capital Management LLC, As Investment Manager

/s/ DEAN VALENTINE
DEAN VALENTINE
Vice President

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006, RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:	SEMINOLE FUNDING LLC

	By	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006, RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:	Gleneagles CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisor, Inc, Its General Partner

	By	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO THE CONSENT AND WAIVER DATED AS OF APRIL 13, 2006, RELATING TO THE DELTEK SYSTEMS, INC. CREDIT AGREEMENT DATED AS OF APRIL 22, 2005, AS AMENDED

Name of Lender:	Jasper CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisor, Inc., Its General Partner

	By	/s/ Chad Schramek
	Name:	Chad Schramek,
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006, RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:	Southfork CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisor, Inc., Its General Partner

	By	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006, RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Restoration Funding CLO, LTD.
By: Highland Capital Management, L.P. As Collateral Manager
Name of Lender:	By: Strand Advisor, Inc., Its General Partner

	By:	/s/ Chad Schramek
	Name:	Chad Schramek,
	Title:	Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006, RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Liberty CLO, Ltd.
By: Highland Capital Management, L.P. As Collateral Manager
Name of Lender:	By: Strand Advisor, Inc., Its General Partner

	By:	/s/ Chad Schramek
	Name:	Chad Schramek,
	Title:	Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006, RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:	Grayson CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisor, Inc., Its General Partner

	By:	/s/ Chad Schramek
	Name:	Chad Schramek,
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006, RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:	SkyCBNA Loan Funding

	By:	/s/ RUBEN DIAZ
	Name:	RUBEN DIAZ
	Title:	Authorized Signatory

Deyden IX – Senior Loan Fund 2005 p.l.c By: Prudential Investment Management, Inc., as attorney-in-fact

By:	/s/ Martha Tuttle
Name:	Martha Tuttle
Title:	Principal

Deyden VII – Leveraged Loan CDO 2004 By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Martha Tuttle
Name:	Martha Tuttle
Title:	Principal

Loan Funding V, LLC, for itself or as agent For Corporate Loan Funding V LLC By: Prudential Investment Management, Inc., as Portfolio Manager

By:	/s/ Martha Tuttle
Name:	Martha Tuttle
Title:	Principal

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006, RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:	ILLEGIBLE

	By:	/s/ ILLEGIBLE
	Name:	ILLEGIBLE
Title:

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006, RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:	WELLS FARGO FOOTHILL

	By:	/s/ ROBERT BERNER
	Name:	ROBERT BERNER
	Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE

CONSENT AND WAIVER DATED

AS OF APRIL 13, 2006, RELATING

TO THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT DATED AS

OF APRIL 22, 2005, AS AMENDED

Name of Lender:	KC CLO II PLC

	By:	/s/ ILLEGIBLE
	Name:	ILLEGIBLE
Title: